UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washing, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

EVCARCO, INC.

(Exact name or registrant as specified in its charter)

Nevada	26-3526039
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

7703 Sand Street, Fort Worth, Texas 76118

(Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box ☐.

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box ☒.

Securities Act registration statement file number to which this form relates: 333-158293

Securities to be registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 Par Value

Item 1. Description of Registrant's Securities to be Registered.

The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form S-1, as amended, originally filed with the Commission on March 30, 2009 (Commission File Number 333-158293) is incorporated by reference herein.

Item 2.  Exhibits.

Exhibit	Description
3.1	Articles of Incorporation of Registrant (1)
3.2	Bylaws of Registrant (1)
3.3	Amendment to Articles of Incorporation (2)
3.4	Certificate of Designation (2)

1. Incorporated by reference to the Company's Registration Statement on Form S-1 as filed with the SEC on March 30, 2009.
2. Incorporated by reference to the Company's Registration Statement on Form S-1/A as filed with the SEC on May 1, 2009.

SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

EVCARCO, INC.
(Registrant)

Date: May 13, 2010	By:	/s/ Dale Long
Dale Long
Principal Executive Officer